Exhibit 10.8

REGISTRATION RIGHTS AGREEMENT

CTR PARTNERSHIP, L.P. AND CARETRUST CAPITAL CORP.

5.875% SENIOR NOTES DUE 2021

May 30, 2014

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of May 30, 2014, by and among CTR Partnership, L.P., a Delaware limited liability partnership and CareTrust Capital Corp., a Delaware corporation (together, the “Issuers”), CareTrust REIT, Inc., a Maryland corporation (“CareTrust”), CareTrust GP, LLC, a Delaware general partnership (the “General Partner”), the guarantors party hereto (collectively with CareTrust and the General Partner, the “Guarantors”), and Wells Fargo Securities, LLC, SunTrust Robinson Humphrey, Inc. and RBC Capital Markets LLC, on behalf of themselves and as representatives (“Representatives”) of the several initial purchasers listed on Exhibit A to the Purchase Agreement (as defined below) (collectively, the “Initial Purchasers”), each of whom has agreed to purchase the Issuers’ 5.875% Senior Notes due 2021 (the “Notes”) fully and unconditionally guaranteed by the Guarantors (the “Guarantees”) pursuant to the Purchase Agreement. The Notes and the Guarantees are herein collectively referred to as the “Securities.”

This Agreement is made pursuant to that certain Purchase Agreement, dated May 15, 2014 (as amended by that certain Joinder to the Purchase Agreement entered into as of the Closing Date, the “Purchase Agreement”), among the Issuers, the Guarantors and the Representatives, (i) for the benefit of the Initial Purchasers and (ii) for the benefit of the holders from time to time of the Securities, including the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Securities, the Issuers have agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 5(h) of the Purchase Agreement.

The parties hereby agree as follows:

SECTION 1. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

Additional Interest: As defined in Section 5 hereof.

Advice: As defined in Section 6(c) hereof.

Agreement: As defined in the preamble hereto.

Broker-Dealer: Any broker or dealer registered under the Exchange Act.

Business Day: Any day other than a Saturday, Sunday or U.S. Federal holiday or a day on which banking institutions or trust companies located in New York, New York are authorized or obligated to be closed.

Closing Date: The date of this Agreement.

Commission: The Securities and Exchange Commission.

Consummate: A registered Exchange Offer shall be deemed “Consummated” for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Securities Act of the Exchange Offer Registration Statement relating to the Exchange Securities to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof and (iii) the delivery by the Issuers to the Registrar under the Indenture of Exchange Securities in the same aggregate principal amount as the aggregate principal amount of Securities that were validly tendered (and not withdrawn) by Holders thereof pursuant to the Exchange Offer.

Consummation Deadline: As defined in Section 3(b) hereof.

Effectiveness Target Date: As defined in Section 5 hereof.

Exchange Act: The Securities Exchange Act of 1934, as amended.

Exchange Offer: The registration by the Issuers under the Securities Act of the Exchange Securities pursuant to a Registration Statement pursuant to which the Issuers offer the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for Exchange Securities in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities validly tendered (and not withdrawn) in such exchange offer by such Holders and with terms that are identical in all respects to the Transfer Restricted Securities (except that (a) the Exchange Securities will not contain terms with respect to Additional Interest, (b) interest thereon shall accrue from the last date on which interest was paid on such Notes or, if no such interest has been paid, from the Issue Date and (c) the transfer restrictions thereon shall be eliminated).

Exchange Offer Registration Statement: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

Exempt Resales: The transactions in which the Initial Purchasers propose to sell the Securities to persons reasonably believed to be “qualified institutional buyers,” as such term is defined in Rule 144A under the Securities Act and in compliance with Regulation S under the Securities Act.

Exchange Securities: The 5.875% Senior Notes due 2021 to be issued under the Indenture to Holders in exchange for Transfer Restricted Securities pursuant to this Agreement.

FINRA: The Financial Industry Regulatory Authority, Inc.

Free Writing Prospectus: Each free writing prospectus (as defined in Rule 405 under the Securities Act) prepared by or on behalf of the Issuers or the Guarantors or used or referred to by the Issuers or the Guarantors in connection with the sale of Securities under the Shelf Registration Statement.

Guarantees: As defined in the preamble hereto.

Guarantors: As defined in the preamble hereto.

Holders: As defined in Section 2(b) hereof.

Indenture: The Indenture, dated as of the Closing Date, by and among the Issuers, the Guarantors and Wells Fargo Bank, National Association, as trustee (the “Trustee”), pursuant to which the Securities are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

Initial Placement: The issuance and sale by the Issuers of the Securities to the Initial Purchasers pursuant to the Purchase Agreement.

Initial Purchaser: As defined in the preamble hereto.

Interest Payment Date: As defined in the Indenture and the Securities.

Issue Date: The date on which the Securities are issued.

Issuers: A defined in the preamble hereto.

Notes: As defined in the preamble hereto.

Participating Broker-Dealer: As defined in Section 3(c) hereof.

Person: An individual, partnership, corporation, limited liability company, trust, unincorporated organization or other legal entity, or a government or agency or political subdivision thereof.

Prospectus: The prospectus included in a Registration Statement (or deemed a part of any Shelf Registration Statement), as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus and, in respect of any Shelf Registration Statement, including for the avoidance of doubt any “issuer free writing prospectus” within the meaning of Rule 433 of the Securities Act.

Purchase Agreement: As defined in the preamble hereto.

Registration Default: As defined in Section 5 hereof.

Registration Statement: Any registration statement of the Issuers relating to (a) an offering of Exchange Securities pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein or deemed a part thereof in the case of any Shelf Registration Statement, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

Securities: As defined in the preamble hereto.

Securities Act: The Securities Act of 1933, as amended.

Shelf Registration: A registration effected pursuant to Section 4(a) hereof.

Shelf Registration Statement: As defined in Section 4(a) hereof.

Transfer Restricted Securities: Each Security, until the earliest to occur of (a) the date on which such Security is exchanged in the Exchange Offer for an Exchange Security entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Securities Act, (b) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with a Shelf Registration Statement, (c) the date on which such Security is distributed to the public by a Participating Broker-Dealer pursuant to the “Plan of Distribution” contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein) or (d) the date on which such Security ceases to be outstanding under the terms of the Indenture.

Trust Indenture Act: The Trust Indenture Act of 1939, as amended.

Underwritten Registration or Underwritten Offering: A registration in which securities of the Issuers are sold to an underwriter for reoffering to the public.

SECTION 2. Securities Subject to this Agreement.

(a) Transfer Restricted Securities. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

(b) Holders of Transfer Restricted Securities. A Person is deemed to be a holder of Transfer Restricted Securities (each, a “Holder”) whenever such Person owns Transfer Restricted Securities.

SECTION 3. Registered Exchange Offer.

(a) Unless the Exchange Offer shall not be permissible under applicable law or Commission policy, each of the Issuers and the Guarantors shall (i) cause to be filed with the Commission on or prior to 90 days after the Closing Date (or if such 90th day is not a Business Day, the next succeeding Business Day), a Registration Statement under the Securities Act relating to the Exchange Securities and the Exchange Offer, (ii) use its commercially reasonable efforts to cause such Registration Statement to become effective on or prior to 210 days after the Closing Date (or if such 210th day is not a Business Day, the next succeeding Business Day), (iii) in connection with the foregoing, (A) file all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective, (B) file, if applicable, a post-effective amendment to such Registration Statement pursuant to the Securities Act and (C) use its commercially reasonable efforts to cause all necessary filings in connection with the registration and qualification of the Exchange Securities to be made under the state securities or blue sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer and (iv) upon the effectiveness of such Registration Statement, promptly commence the Exchange Offer. The Exchange Offer Registration Statement shall be on the appropriate form permitting registration of the Exchange Securities to be offered in exchange for the Transfer Restricted Securities and to permit resales of Securities held by Participating Broker-Dealers as contemplated by Section 3(c) hereof.

(b) Each of the Issuers and the Guarantors shall use its commercially reasonable efforts to keep the Exchange Offer Registration Statement continuously effective (subject to the suspension rights set forth in the last paragraph of Section 6) and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable Federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days after the date notice of the Exchange Offer is mailed to the Holders. The Issuers shall cause the Exchange Offer to comply with all applicable Federal and state securities laws. No securities other than the Exchange Securities shall be included in the Exchange Offer Registration Statement. The Issuers shall use their commercially reasonable efforts to cause the Exchange Offer to be Consummated no later than 240 days after the Closing Date (or if such 240th day is not a Business Day, the next succeeding Business Day) (the “Consummation Deadline”).

(c) The Issuers shall include a statement in a “Plan of Distribution” section contained in the Prospectus forming a part of the Exchange Offer Registration Statement describing the manner in which any Broker-Dealer who holds Securities that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Issuers) (“Participating Broker-Dealer”), may resell Exchange Securities received by such Participating Broker-Dealer in the Exchange Offer; however, such Participating Broker-Dealer may be deemed to be an “underwriter” within the meaning of the Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Securities Act in connection with any such resales, which prospectus delivery requirement may be satisfied by the delivery by such Participating Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such “Plan of Distribution” section shall also contain all other information with respect to such resales by Participating Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such “Plan of Distribution” shall not name any such Participating Broker-Dealer or disclose the amount of Securities held by any such Participating Broker-Dealer except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

Each of the Issuers and the Guarantors shall use its commercially reasonable efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) hereof to the extent necessary to ensure that it is available for resales of Securities acquired by Participating Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period ending on the earliest of (i) 180 days from the date on which the Exchange Offer Registration Statement is declared effective, (ii) the date on which a Participating Broker-Dealer is no longer required to deliver a prospectus in connection with market-making or other trading activities and (iii) when all Transfer Restricted Securities covered by such Registration Statement have been sold, cease to be outstanding or otherwise cease to be Transfer Restricted Securities. The Issuers shall provide sufficient copies of the latest version of such Prospectus to Participating Broker-Dealers promptly upon request at any time during such 180-day (or shorter as provided in the foregoing sentence) period in order to facilitate such resales.

SECTION 4. Shelf Registration.

(a) Shelf Registration. If (i) the Issuers and the Guarantors are not required to file an Exchange Offer Registration Statement or to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy, (ii) for any reason the Exchange Offer is not Consummated by the Consummation Deadline or (iii) with respect to any Holder of Transfer Restricted Securities such Holder notifies the Issuers prior to the 20th Business Day following Consummation of the Exchange Offer that (A) such Holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer, (B) such Holder may not resell the Exchange Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder or (C) such Holder is a Participating Broker-Dealer and holds Securities acquired directly from the Issuers or one of their affiliates, or (D) such Holder is an Initial Purchaser and holds Securities acquired directly from the Issuers or their affiliates (each such Holder, a “Selling Initial Purchaser”), then, upon such Holder’s request, the Issuers and the Guarantors, subject to the suspension rights set forth in the last paragraph of Section 6 below, shall:

(x) cause to be filed, on or prior to the 60th day (or if such 60th day is not a Business Day, the next succeeding Business Day) after such filing obligation arises, a shelf registration statement pursuant to Rule 415 under the Securities Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the “Shelf Registration Statement”), and which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof; and

(y) use their commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission (i) in the case of clause 4(a)(i) above, on or prior to the 90th day (or if such 90th day is not a Business Day, the next succeeding Business Day) after the Issuers determine they are not permitted to file the Exchange Offer Registration Statement or to Consummate the Exchange Offer due to a change in applicable law or Commission policy, but in any event not earlier than the 210th day after the Closing Date (or if such 210th day is not a Business Day, the next succeeding Business Day), (ii) in the case of clause (4)(a)(ii) above, on or prior to the 90th day after the Consummation Deadline (or if such 90th day is not a Business Day, the next succeeding Business Day), and (iii) in the case of clause 4(a)(iii) above, on or prior to the 90th day after the receipt of notice but in any event not earlier than the 210th day after the Closing Date (or if such 90th or 210th day, as applicable, is not a Business Day, the next succeeding Business Day).

Each of the Issuers and the Guarantors shall use its commercially reasonable efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for resales of Securities by the Holders of Transfer Restricted Securities entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years following the Closing Date (or shorter period that will terminate when all the Securities covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement or cease to be outstanding or otherwise cease to be Transfer Restricted Securities).

(b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Issuers in writing, within 10 Business Days after receipt of a request therefor, such information as the Issuers may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein or deemed a part thereof. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Issuers all information required to be disclosed in order to make the information previously furnished to the Issuers by such Holder not materially misleading.

SECTION 5. Additional Interest. The Issuers and the Initial Purchasers agree that the Holders will suffer damages if the Issuers and the Guarantors fail to fulfill their obligations under Section 3 or Section 4 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Issuers agree to pay as liquidated damages, if (i) any of the Registration Statements required to be filed by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) any of such Registration Statements (to the extent required to be filed and become effective) has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement (the “Effectiveness Target Date”), (iii) the Exchange Offer (unless not permitted by applicable law or Commission policy) has not been Consummated by the Consummation Deadline or (iv) any Registration Statement required to be filed by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded immediately by a post-effective amendment to such Registration Statement or an additional Registration Statement covering the Transfer Restricted Securities which has been filed and been declared or become effective, as applicable, under the Securities Act (each such event referred to in clauses (i) through (iv), a “Registration Default”), additional interest (the “Additional Interest”) on the Securities over and above the interest set forth in the title of the Securities from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured. The rate of the Additional Interest will be an amount equal to 0.25% per annum of the principal amount of Transfer Restricted Securities for the first 90-day period immediately following the occurrence of a Registration Default, and such rate will increase by an additional 0.25% per annum of the principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of 0.50% per annum of the principal amount of Transfer Restricted Securities. Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, the interest rate borne by the relevant Transfer Restricted Securities will be reduced to the original interest rate borne by such Transfer Restricted Securities; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Transfer Restricted Securities shall again be increased pursuant to the foregoing provisions. The Issuers and the Guarantors shall not be required to pay Additional Interest for more than one Registration Default at any one time.

Any amounts of Additional Interest due pursuant to this Section 5 will be payable in the manner provided for the payment of interest in the Indenture, on each Interest Payment Date, applicable to the Holders of record specified in the Indenture, commencing with the first such date occurring after any Additional Interest commences to accrue.

All obligations of the Issuers and the Guarantors set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

SECTION 6. Registration Procedures.

(a) Exchange Offer Registration Statement.

(i) In connection with the Exchange Offer, the Issuers and the Guarantors shall comply with all of the provisions of Section 6(c) hereof, and shall use their commercially reasonable efforts to effect the Exchange Offer.

(ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Issuers, prior to the Consummation thereof, a written representation to the Issuers (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Issuers, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any Person to participate in, a distribution of the Exchange Securities to be issued in the Exchange Offer, (C) it is acquiring the Exchange Securities in its ordinary course of business and (D) only if such Holder is a Participating Broker-Dealer that (x) it will receive Exchange Securities in exchange for Transfer Restricted Securities that such Participating Broker-Dealer acquired for its own account as a result of market making activities or other activities and (y) it will deliver the Prospectus included in the Exchange Offer Registration Statement, as required by law, in connection with any sale of such Exchange Securities. In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Issuers’ preparations for the Exchange Offer. Each Holder hereby acknowledges and agrees that any Participating Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission’s letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (which may include any no-action letter obtained pursuant to clause (i) above) and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Securities obtained by such Holder in exchange for Securities acquired by such Holder directly from the Issuers.

(b) Shelf Registration Statement. In connection with the Shelf Registration Statement, each of the Issuers and the Guarantors shall comply with all the provisions of Section 6(c) hereof and shall use its commercially reasonable efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto each of the Issuers and the Guarantors will prepare and file (within the time period specified in Section 4(a)(x)) with the Commission a Registration Statement relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof.

(c) General Provisions. In connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Securities by Participating Broker-Dealers), each of the Issuers and the Guarantors shall:

(i) use its commercially reasonable efforts to keep such Registration Statement continuously effective for the period specified in Section 3 or 4 hereof, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) in the case of the Registration Statement, to contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or in the case of the Prospectus or any supplement thereto, to contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Issuers shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), if Commission review is required, use its commercially reasonable efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

(ii) prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep the Registration Statement (including any Free Writing Prospectus, if any) effective for the applicable period set forth in Section 3 or 4 hereof, as applicable, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold, cease to be outstanding or otherwise cease to be Transfer Restricted Securities; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

(iii) if (1) a Shelf Registration Statement has been filed pursuant to Section 4 hereof, or (2) a Participating Broker-Dealer has notified the Issuers in writing that it will be utilizing the Prospectus contained in the Exchange Registration Statement to sell Exchange Securities, advise the underwriter(s), Participating Broker-Dealer(s), if any, and selling Holders promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, and (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto;

(iv) advise the underwriter(s), Participating Broker-Dealer(s), if any, and selling Holders promptly and, if requested by such Persons, to confirm such advice in writing, (A) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, and (B) of the existence of any fact or the happening of any event that causes any Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein to, in the case of the Registration Statement, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or in the case of the Prospectus or any supplement thereto, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or blue sky laws, each of the Issuers and the Guarantors shall use its commercially reasonable efforts to promptly obtain the withdrawal or lifting of such order;

(v) if a Shelf Registration Statement has been filed pursuant to Section 4 hereof, furnish without charge to each of the Selling Initial Purchasers, each selling Holder named in any Registration Statement, and each of the underwriter(s), if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus, which documents will be subject to the review and comment of such Holders and underwriter(s) in connection with such sale, if any, for a period of at least five Business Days, and the Issuers will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which a Selling Initial Purchaser of Transfer Restricted Securities covered by such Registration Statement or the underwriter(s), if any, shall reasonably object in writing within five Business Days after the receipt thereof (such objection to be deemed timely made upon confirmation of telecopy transmission within such period). The objection of an Initial Purchaser or underwriter, if any, or Holder named in any Registration Statement, if any, shall be deemed to be reasonable if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or in the case of the Prospectus or any supplement thereto, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(vi) in the case of a Shelf Registration, upon reasonable advance notice, make available at reasonable times for inspection by the Selling Initial Purchasers, the managing underwriter(s), if any, participating in any disposition pursuant to such Registration Statement and any attorney or accountant retained by such Selling Initial Purchasers or any of the underwriter(s), subject to customary agreements regarding confidentiality and use of such information, all financial and other records, pertinent corporate documents and properties of each of the Issuers and the Guarantors as shall be reasonably requested to enable them to exercise any applicable due diligence responsibilities and cause the Issuers’ and the Guarantors’ officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness and to participate in meetings with investors to the extent requested by the managing underwriter(s), if any;

(vii) in the case of a Shelf Registration, if requested by any selling Holders or the underwriter(s), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the “Plan of Distribution” of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after the Issuers are notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(viii) in the case of a Shelf Registration, upon written request furnish to each Selling Initial Purchaser, each selling Holder and each of the underwriter(s), if any, without charge, (A) at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including financial statements and schedules and (B) deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus and Free Writing Prospectus, if any) and any amendment or supplement thereto as such Persons reasonably may request; each of the Issuers and the Guarantors hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

(ix) in the case of a Shelf Registration, enter into such agreements (including an underwriting agreement), and make such representations and warranties, and take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement, all to such extent as may be reasonably requested by any Selling Initial Purchaser, Holders of a majority of the aggregate principal amount of outstanding Transfer Restricted Securities (“Majority Holders”) or any underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement; and in an Underwritten Registration, each of the Issuers and the Guarantors shall (i) if an underwriting agreement is entered into, make such representations and warranties to the Majority Holders and the underwriters (if any) with respect to the Issuers and the Guarantors, as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested by the Majority Holders; (ii) if an underwriting agreement is entered into, obtain opinions of counsel for the Issuers and the Guarantors in form and substance reasonably satisfactory to the managing underwriters, addressed to each of the underwriters covering the matters customarily covered in opinions requested in underwritten offering and as may be reasonably requested by the managing underwriters, (iii) if an underwriting agreement is entered into, obtain a customary comfort letter from the Issuers’ independent accountants, in the customary form and covering matters of the type customarily requested to be covered in comfort letters by underwriters in connection with primary underwritten offerings; (iv) if an underwriting agreement is entered into, set forth in full or incorporate by reference in the underwriting agreement the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and (v) if an underwriting agreement is entered into, deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with any customary conditions contained in the underwriting agreement entered into by either Issuer or any of the Guarantors pursuant to this Section, if any; in the case of a Shelf Registration, prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the state securities or blue sky laws of such jurisdictions as the selling Holders or underwriter(s), if any, may reasonably request and do any and all other commercially reasonable acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that the Issuers and the Guarantors shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject;

(x) if an Exchange Offer is Consummated, upon proper delivery of Transfer Restricted Securities by Holders to the Issuers in exchange for the Exchange Securities, as the case may be, the Issuers shall mark, or cause to be marked, on such Transfer Restricted Securities and on the books of the Trustee and, if necessary, the Depositary, that such Transfer Restricted Securities are being canceled in exchange for the Exchange Securities, as the case may be; but in no event shall such Securities be marked as paid or otherwise satisfied solely as a result of being exchanged for Exchange Securities in the Exchange Offer, as the case may be;

(xi) in the case of a Shelf Registration, (i) cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates (including global securities, as applicable) representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and (ii) enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two Business Days prior to any sale of Transfer Restricted Securities made by such Holders or underwriter(s);

(xii) in the case of a Shelf Registration, use its commercially reasonable efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in Section 6(c)(ix) hereof;

(xiii) if any fact or event contemplated by Section 6(c)(iv)(B) hereof shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading;

(xiv) provide a CUSIP number for all Securities not later than the effective date of the Registration Statement covering such Securities and provide the Trustee under the Indenture with printed certificates (or copies of global securities, as applicable) for such Securities which are in a form eligible for deposit with The Depository Trust Company and take all other action necessary to ensure that all such Securities are eligible for deposit with The Depository Trust Company;

(xv) cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by any underwriter (including any “qualified independent underwriter”) that is required to be retained in accordance with the rules and regulations of FINRA;

(xvi) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm commitment or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Issuers’ first fiscal quarter commencing after the effective date of the Registration Statement;

(xvii) cause the Indenture (if not automatically qualified) to be qualified under the Trust Indenture Act not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and to execute and use its commercially reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner;

(xviii) if unavailable on EDGAR, provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act; and

(xix) to the extent any Free Writing Prospectus is used, file with the Commission any Free Writing Prospectus that is required to be filed with the Commission in accordance with the Securities Act and to retain any Free Writing Prospectus not required to be filed in accordance with the requirements of the Securities Act.

Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Issuers of the existence of any fact of the kind described in Section 6(c)(iv)(B) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xiii) hereof, or until it is advised in writing (the “Advice”) by the Issuers that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Issuers, each Holder will deliver to the Issuers (at the Issuers’ expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Issuers shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(iv)(B) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xiii) hereof or shall have received the Advice.

SECTION 7. Registration Expenses.

(a) All expenses incident to the Issuers’ and the Guarantor’s performance of or compliance with this Agreement will be borne by the Issuers and the Guarantors jointly and severally, regardless of whether a Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees and expenses (including filings made by any Initial Purchaser or Holder with FINRA (and, if applicable, the reasonable fees and expenses of any

“qualified independent underwriter” and its counsel that may be required by the rules and regulations of FINRA)); (ii) all fees and expenses of compliance with Federal securities and state securities or blue sky laws; (iii) all expenses of printing (including printing certificates for the Exchange Securities to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Issuers, the Guarantors and, subject to Section 7(b) hereof, one counsel for the Holders of Transfer Restricted Securities; (v) all application and filing fees in connection with listing the Exchange Securities on a securities exchange or automated quotation system pursuant to the requirements thereof; (vi) all fees and disbursements of independent certified public accountants of the Issuers and the Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance); and (vii) all fees and expenses of the exchange agent and the Trustee, including the fees and disbursements of their counsel.

Each of the Issuers and the Guarantors will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Issuers or the Guarantors.

Each Holder shall pay all expenses of its counsel (other than as set forth otherwise in this Agreement), all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Transfer Restricted Securities pursuant to the Shelf Registration Statement.

(b) In connection with any Shelf Registration, the Issuers and the Guarantors, jointly and severally, will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities being registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable and documented fees and disbursements of not more than one counsel, who shall be Latham & Watkins LLP or such other counsel as may be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

SECTION 8. Indemnification.

(a) The Issuers and the Guarantors, severally and jointly, shall indemnify and hold harmless each Initial Purchaser, each Holder, each Participating Broker-Dealer, each underwriter who participates in an offering of Transfer Restricted Securities pursuant to a Shelf Registration Statement, their respective affiliates, and each Person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto), pursuant to which Transfer Restricted Securities or Exchange Notes were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that any such settlement is effected with the prior written consent of the Issuers and the Guarantors; and

(iii) against any and all expenses whatsoever, as incurred (including reasonable fees and disbursements of one counsel (in addition to any local counsel) chosen as provided in Section 8(c) below) reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) of this Section 8(a);

provided, however, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Issuers and the Guarantors by or on behalf of the Initial Purchasers, such Holder, such Participating Broker-Dealer or any underwriter with respect to such Initial Purchasers, Holder, Participating Broker-Dealer or underwriter, as the case may be, expressly for use in the Registration Statement (or any amendment or supplement thereto) or any Prospectus (or any amendment or supplement thereto); provided, further, that the foregoing indemnity with respect to losses, liabilities, claims, damages, or expenses resulting from an untrue statement or omission or alleged untrue statement or omission in a preliminary prospectus in any Shelf Registration Statement shall not inure to the benefit of any Holder (or to the benefit of any underwriter with respect to such Holder or to the benefit of any person controlling such Holder or underwriter) from whom the person asserting any such losses, claims, damages, expenses or liabilities purchased Transfer Restricted Securities if (i) such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus was eliminated or remedied in the final Prospectus (as amended or supplemented) if the Issuers and the Guarantors shall have furnished any amendments or supplements thereto to such Holder or underwriter prior to confirmation for the sale of such Transfer Restricted Securities to such person by such Holder or underwriter and (ii) a copy of the final Prospectus (as so amended and supplemented) was not furnished to such person at or prior to the written confirmation of the sale of such Transfer Restricted Securities to such person, unless such failure to deliver was a result of non-compliance by the Issuers and the Guarantors with Section 6(c)(iii).

(b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Issuers, the Guarantors, the Initial Purchasers, and the other selling Holders and each of their respective directors and each Person, if any, who controls any of the Issuers, the Guarantors, the Initial Purchasers, any underwriter or any other selling Holder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 8(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment or supplement thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Issuers and the Guarantor by or on behalf of such selling Holder with respect to such Holder expressly for use in the Registration Statement (or any supplement thereto), or any such Prospectus (or any amendment thereto); provided, however, that, in the case of the Shelf Registration Statement, no such Holder shall be liable for any claims hereunder in excess of the amount of proceeds received by such Holder from the sale of Transfer Restricted Securities pursuant to the Shelf Registration Statement.

(c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 8(a) above, counsel to all the indemnified parties shall be selected by the Initial Purchasers, and, in the case of parties indemnified pursuant to Section 4(b) above, counsel to all the indemnified parties shall be selected by the Issuers. An indemnifying party may participate at its own expense in the defense of any such action, in which case, counsel to such indemnifying party may also be counsel to the indemnified party; provided, however, that, if such indemnified party at any time determines in its reasonable judgment that (i) there exists a conflict of interest between the indemnified party and the indemnifying party or (ii) there are legal defenses available to the indemnified party that would not be available to the indemnifying party, then, counsel to the indemnifying party shall not be (or shall cease to be, as applicable) counsel to the indemnified party. For further clarification, should the indemnifying party participate in the defense of such action under the circumstances set forth in the proviso of the preceding sentence, the indemnifying party shall indemnify the indemnified party against any and all expenses described in subsection (a)(iii) above. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties defendant (including any impleaded parties) in such action, which approval shall not be unreasonably withheld, and after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation; provided, however, that, if such indemnified party at any time determines in its reasonable judgment that (i) there exists a conflict of interest between the indemnified party and the indemnifying party or (ii) there are legal defenses available to the indemnified party that would not be available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense. If such indemnifying party is not entitled to assume the defense of such action as a result of the proviso to the preceding sentence, then counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party and, for further clarification, the indemnifying party shall indemnify the indemnified party against any and all expenses described in Section 4(a)(iii)

above. If any indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) In order to provide for just and equitable contribution in circumstances under which any of the indemnity provisions set forth in this Section 8 is for any reason held to be unavailable to the indemnified parties although applicable in accordance with its terms, the Issuers, the Guarantors and the Holders, as applicable, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Issuers, the Guarantors and the Holders; provided, however, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. As between the Issuers, the Guarantors and the Holders, such parties shall contribute to such aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect the relative fault of the Issuers and the Guarantors, on the one hand, and the Holders, the Participating Broker-Dealer or Initial Purchasers, as the case may be, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

(i) The relative fault of the Issuers and the Guarantors, on the one hand, and the Holders, the Participating Broker-Dealer or the Initial Purchasers, as the case may be, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers and the Guarantors, or by the Holder of Transfer Restricted Securities, the Participating Broker-Dealer or the Initial Purchasers, as the case may be, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(ii) Notwithstanding the provisions of this Section 8, no Holder shall be required to contribute any amount in excess of the amount by which the total price (without deduction for any underwriter’s commission, discount or other fee) at which the Securities sold by it under the Shelf Registration Statement exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

(iii) The Issuers, the Guarantors and the Holders and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8.

(iv) For purposes of this Section 8, each affiliate of any Person, if any, who controls a Holder, the Initial Purchasers or a Participating Broker-Dealer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Holder, and each director of the Issuers and the Guarantors, each affiliate of the Issuers and the Guarantors, each executive officer of the Issuers and the Guarantors who signed the Registration Statement, and each Person, if any, who controls the Issuers and the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Issuers and the Guarantors.

SECTION 9. Rule 144A. Each of the Issuers and the Guarantors hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A under the Securities Act.

SECTION 10. Participation in Underwritten Registrations. No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder’s Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements. The Issuers and the Guarantor shall be under no obligation to compensate any Holder for lost income, interest or other opportunity foregone, or other liability incurred, as a result of the decision by the Issuers or the Guarantors to exclude such Holder from any underwritten registration if such Holder has not complied with the provisions of this Section 10 in all material respects following fifteen Business Days’ written notice of non-compliance and the decision by the Issuers and the Guarantors to exclude such Holder.

SECTION 11. Selection of Underwriters. The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker(s) and managing underwriter(s) that will administer such offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided, however, that such investment banker(s) and managing underwriter(s) must be reasonably satisfactory to the Issuers.

SECTION 12. Miscellaneous.

(a) Remedies. Each of the Issuers and the Guarantors hereby agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

(b) No Inconsistent Agreements. Each of the Issuers and the Guarantors will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. None of the Issuers or Guarantors has previously entered into any agreement granting any registration rights with respect to its securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any Issuer’s or Guarantor’s securities under any agreement in effect on the date hereof.

(c) Adjustments Affecting the Securities. None of CareTrust or the Issuers will take any action, or permit any change to occur, with respect to the Securities that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

(d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Issuers have (i) in the case of Section 5 hereof and this Section 12(d)(i), obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities (excluding any Transfer Restricted Securities held by the Issuers or their affiliates). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer or sold pursuant to a Shelf Registration Statement and that does not affect directly or indirectly the rights of other Holders may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered or being sold by such Holders.

(e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

(i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

(ii) if to the Issuers:

CTR Partnership, L.P.

CareTrust Capital Corp.

27101 Puerta Real, Suite 400

Mission Viejo, CA 92691

Email: wwagner@caretrustreit.com

Attention: William Wagner

With a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP

300 South Grand Avenue, Suite 3400

Los Angeles, CA 90071

Email: Michelle.Gasaway@skadden.com

Attention: Michelle Gasaway

Fax no.: (213) 687-5600

(with such fax to be confirmed by telephone to (213) 687-5000)

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied or email PDF; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

(f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation, and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

(g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Issuers with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

CTR PARTNERSHIP, L.P.

By: CareTrust GP, LLC, its general partner

By:	/s/ Gregory K. Stapley
Name:	Gregory K. Stapley
Title:	President and Chief Executive Officer

CARETRUST CAPITAL CORP.

By:	/s/ Gregory K. Stapley
Name:	Gregory K. Stapley
Title:	President and Chief Executive Officer

CARETRUST REIT, INC.

By:	/s/ Gregory K. Stapley
Name:	Gregory K. Stapley
Title:	President and Chief Executive Officer

CARETRUST GP, LLC

By:	/s/ Gregory K. Stapley
Name:	Gregory K. Stapley
Title:	President and Chief Executive Officer

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GAZEBO PARK HEALTH HOLDINGS LLC

PRAIRIE HEALTH HOLDINGS LLC

JORDAN HEALTH PROPERTIES LLC

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FORT STREET HEALTH HOLDINGS LLC

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OLESON PARK HEALTH HOLDINGS LLC

MOENIUM HOLDINGS LLC

RIO GRANDE HEALTH HOLDINGS LLC

JOSEY RANCH HEALTHCARE HOLDINGS LLC

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COTTONWOOD HEALTH HOLDINGS LLC

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HILLVIEW HEALTH HOLDINGS LLC

51ST AVENUE HEALTH HOLDINGS LLC

WISTERIA HEALTH HOLDINGS LLC

LOWELL HEALTH HOLDINGS LLC

RENEE AVENUE HEALTH HOLDINGS LLC

NORTHSHORE HEALTHCARE HOLDINGS LLC

WILLITS HEALTH HOLDINGS LLC

ARAPAHOE HEALTH HOLDINGS LLC

49TH STREET HEALTH HOLDINGS LLC

OREM HEALTH HOLDINGS LLC

RB HEIGHTS HEALTH HOLDINGS LLC

LOWELL LAKE HEALTH HOLDINGS LLC

CHERRY HEALTH HOLDINGS LLC

FIG STREET HEALTH HOLDINGS LLC

FIFTH EAST HOLDINGS LLC

BOARDWALK HEALTH HOLDINGS LLC

BURLEY HEALTHCARE HOLDINGS LLC

PRICE HEALTH HOLDINGS LLC

LEMON RIVER HOLDINGS LLC

MEMORIAL HEALTH HOLDINGS LLC

SILVER LAKE HEALTH HOLDINGS LLC

WILLOWS HEALTH HOLDINGS LLC

KINGS COURT HEALTH HOLDINGS LLC

EMMETT HEALTHCARE HOLDINGS LLC

18TH PLACE HEALTH HOLDINGS LLC

SILVERADA HEALTH HOLDINGS LLC

SAN CORRINE HEALTH HOLDINGS LLC

IVES HEALTH HOLDINGS LLC

LOCKWOOD HEALTH HOLDINGS LLC

LONG BEACH HEALTH ASSOCIATES LLC

ENSIGN SOUTHLAND LLC

LUFKIN HEALTH HOLDINGS LLC

MISSION CCRC LLC

STILLHOUSE HEALTH HOLDINGS LLC

REGAL ROAD HEALTH HOLDINGS LLC

GUADALUPE HEALTH HOLDINGS LLC

POLK HEALTH HOLDINGS LLC

SOUTH DORA HEALTH HOLDINGS LLC

EXPRESSWAY HEALTH HOLDINGS LLC

EVERGLADES HEALTH HOLDINGS LLC

TEMPLE HEALTH HOLDINGS LLC

4TH STREET HOLDINGS LLC

BOGARDUS HEALTH HOLDINGS LLC

TULALIP BAY HEALTH HOLDINGS LLC

CASA LINDA RETIREMENT LLC

SALT LAKE INDEPENDENCE LLC

DALLAS INDEPENDENCE LLC

GOLFVIEW HOLDINGS LLC

ARROW TREE HEALTH HOLDINGS LLC

TROUSDALE HEALTH HOLDINGS LLC

ENSIGN BELLFLOWER LLC

ANSON HEALTH HOLDINGS LLC

HILLENDAHL HEALTH HOLDINGS LLC

By: CTR Partnership, L.P., its sole member

By: CareTrust GP, LLC, its general partner

By:	/s/ Gregory K. Stapley
Name:	Gregory K. Stapley
Title:	President and Chief Executive Officer

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written:

WELLS FARGO SECURITIES, LLC SUNTRUST ROBINSON HUMPHREY, INC. RBC CAPITAL MARKETS, LLC

By: WELLS FARGO SECURITIES, LLC

By	/s/ Kevin J. Sanders
Authorized Signatory

By: SUNTRUST ROBINSON HUMPHREY, INC.

By	/s/ Chris Wood
Authorized Signatory

By: RBC CAPITAL MARKETS, LLC

By	/s/ Chris Sakara
Authorized Signatory

For themselves and as Representative of the Initial Purchasers.